                                                                      Exhibit 24
                                                                      ----------

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Charles N. Blitzer and William C. Brown, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of MGI PHARMA, INC., and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                               Title                                   Date

/s/  Charles N. Blitzer                 President, Chief Executive              March 23, 2000
----------------------------------
Charles N. Blitzer                      Officer and Director (principal
                                        executive officer)

/s/  William C. Brown                   Vice President, Finance                 March 23, 2000
----------------------------------
William C. Brown                        (principal financial and
                                        accounting officer)

/s/  Andrew J. Ferrara                  Director                                March 23, 2000
----------------------------------
Andrew J. Ferrara

/s/  Joseph S. Frelinghuysen            Director                                March 23, 2000
----------------------------------
Joseph S. Frelinghuysen

/s/  Michael E. Hanson                  Director                                March 23, 2000
----------------------------------
Michael E. Hanson

/s/  Hugh E. Miller                     Director                                March 23, 2000
----------------------------------
Hugh E. Miller

/s/  Timothy G. Rothwell                Director                                March 23, 2000
----------------------------------
Timothy G. Rothwell

/s/  Lee J. Schroeder                   Director                                March 23, 2000
----------------------------------
Lee J. Schroeder

/s/  Arthur L. Weaver, M.D.             Director                                March 23, 2000
----------------------------------
Arthur L. Weaver, M.D.